SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 5, 1995


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                 68-0306514
(State or other                  (Commission      (I.R.S. Employer
jurisdiction of                  File Number)   Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive officer)


Registrant telephone number, including area code:    (510) 283-8910

Item 2.  Acquisition or Disposition of Assets

        On December 5, 1995, Bedford Property Investors, Inc. (the Company ) completed the acquisition of the 3002 Dow Business Center, a service center industrial project located in Tustin, California. The project is comprised of five buildings and totals 192,125 square feet. It was acquired from Tustin Properties, an Illinois general partnership for $11,500,000. The Company used a portion of the net cash proceeds from the sale on September 18, 1995 of its Series A Convertible Preferred Stock to finance the acquisition.

Item 7. Financial Statement and Exhibits:

        (A)  Financial Statements
             Required financial information disclosures with respect to the acquisition of 3002 Dow Business Center will be filed by amendment to this Form 8-K within sixty (60) days of the date of this report.

        (B)  Pro forma Financial Information
             Required pro forma financial information disclosures with respect to the acquisition of 3002 Dow Business Center will be filed by amendment to this Form 8-K within sixty (60) days of the date of this report.

        (C)  Exhibit and Exhibit Index

              2.1 Sale and Option Agreement dated as of August 26, 1995, by and between Kemper Investors Life Insurance Company, on behalf of itself and the Participants (as designated therein), as Lender, the Company, as Buyer, and Tustin Properties, as Owner, hereby is incorporated by reference to Exhibit 10.19 of the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 1995.

             99.1 Press Release regarding the acquisition of 3002 Dow
                  Business Center in Tustin, California

                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.


                       By: /s/ Donald A. Lorenz
                          Donald A. Lorenz
                          Executive Vice President and
                          Chief Financial Officer



Date:  December 19, 1995

                           EXHIBIT 99.1




CONTACT:                                      FOR IMMEDIATE RELEASE
Peter B. Bedford                                   December 6, 1995
Chairman of the Board and
Chief Executive Officer

Donald A. Lorenz
Executive Vice President and
Chief Financial Officer

Telephone: (510) 283-8910




                 BEDFORD PROPERTY INVESTORS, INC.
                       COMPLETES ACQUISITION

        LAFAYETTE, CA -- Bedford Property Investors, Inc. (NYSE:BED) announced that it has completed the $11.5 million acquisition of the Tustin Business Center, a service industrial project located in Tustin, California.

        The property is comprised of five buildings and totals 192,125 rentable square feet; it was acquired from Tustin Properties, an affiliate of Kemper Corporation, and is part of the 315 acre Irvine Industrial Complex. The property is 84% occupied by 54 tenants.

        Bedford Property Investors is a self-administered equity real estate investment trust (REIT) with investments in suburban office buildings and industrial properties concentrated in the western United States. It is traded on the New York and Pacific Stock Exchanges under the symbol "BED."


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